Exhibit 10.50

***Text Omitted and Filed Separately

Confidential Treatment Requested Under

17 C.F.R. §§ 200.80(b)(4) and 240.24b-2.

Delivery Order DTFA01-02-23002

Contract DTFA01-02-C-00023

DELIVERY ORDER DO#2

Under Contract No. DTFA01-02-C-00023

The purpose of this Delivery Order is to order 100 Explosives Detection Systems (EDS), establish a delivery schedule for the 100 units and order 300 parts kits known as long lead time items and to order the TDP and manufacture ramp-up, in accordance with Contract number DTFA01-02-C-00023.   Items authorized under this Delivery Order are prescribed herein.

1.               Section B

The Contractor shall provide the following supplies and services in accordance with the terms and conditions of this letter contract.  The following line item(s) will be ordered in accordance with the contract amounts set forth below.

CLIN	TITLE	QUANTITY	UNIT PRICE	TOTAL
RF-01	EDS Products Royalty Fee	[…***…]	[…***…]	[…***…]
RF-01-25	EDS Products Royalty Fee (CTX 2500)	[…***…]	[…***…]	[…***…]
RF-01-55	EDS Products Royalty Fee (CTX 5500DS)	[…***…]	[…***…]	[…***…]
RF-01B	Technical Data Package (TDP) Facilitation and factory training	[…***…]	[…***…]	[…***…]
RU-01	Manufacture Ramp Up	[…***…]	[…***…]	[…***…]
00A1A	Parts Kits for SA EDS Unit (CTX-2500) w/powered incline conveyor and baggage exit slide/conveyor	[…***…]	[…***…]	[…***…]
0001A	Pass Through SA EDS Unit (CTX-2500) w/powered incline conveyor and baggage exit slide/conveyor	[…***…]	[…***…]	[…***…]
00A6A	Parts Kits for SA EDS Unit (CTX-5500) w/powered incline conveyor and baggage exit slide/conveyor	[…***…]	[…***…]	[…***…]
0006A	Pass Through SA EDS Unit (CTX-5500) w/powered incline conveyor and baggage exit slide/conveyor	[…***…]	[…***…]	[…***…]
	TOTAL ORDERED			$176,300,000

TBD:  To Be Determined at contract definitization.

2.               Funding:  Funding in the amount of $176,300,000 is hereby authorized under this Delivery Order, under the provisions set forth below:

3.2.4-22 Limitation of Government Liability (April 1996)

(a)          In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding $176,300,000 dollars.

(b)         The maximum amount for which the Government shall be liable if this contract is terminated is $176,300,000 dollars.

(End of clause)

Expenditures above that amount are not authorized, and are at InVision’s own risk.

* Confidential Treatment Requested

3.  Section C

The Contractor shall deliver the supplies and services associated with the above CLINs in accordance with the Statement of Work in Contract DTFA01-02-C-00023.

4.  Section F

The CLINS are to be delivered to the following locations (TBD locations will be supplied upon completion of FAA site surveys.

ITEM NO.	SUPPLY/SERVICE	QTY	DATE OF DELIVERY	PLACE OF DELIVERY	PLACE OF ACCEPTANCE
RF-01B	TDP License	[…***…]	By […***…]	[…***…]	[…***…]
0001A	Pass Through SA EDS Unit (CTX-2500) w/powered inclined conveyor and baggage exit slide/conveyor	[…***…]	By […***…]		FOB ORIGIN
0001A	Pass Through SA EDS Unit (CTX-2500) w/powered inclined conveyor and baggage exit slide/conveyor	[…***…]	By […***…]		FOB ORIGIN
0001A	Pass Through SA EDS Unit (CTX-2500) w/powered inclined conveyor and baggage exit slide/conveyor	[…***…]	By […***…]		FOB ORIGIN
0001A	Pass Through SA EDS Unit (CTX-2500) w/powered inclined conveyor and baggage exit slide/conveyor	[…***…]	By […***…]		FOB ORIGIN
0001A	Pass Through SA EDS Unit (CTX-2500) w/powered inclined conveyor and baggage exit slide/conveyor	[…***…]	By […***…]		FOB ORIGIN
0001A	Pass Through SA EDS Unit (CTX-2500) w/powered inclined conveyor and baggage exit slide/conveyor	[…***…]	By […***…]		FOB ORIGIN
0001A	Total Production Units	[…***…]

0006A	Pass Through SA EDS Unit (CTX-5500) w/powered incline conveyor and baggage exit slide/conveyor	[…***…]	By […***…]		FOB ORIGIN
0006A	Pass Through SA EDS Unit (CTX-5500) w/powered incline conveyor and baggage exit slide/conveyor	[…***…]	By […***…]		FOB ORIGIN
0006A	Pass Through SA EDS Unit (CTX-5500) w/powered incline conveyor and baggage exit slide/conveyor	[…***…]	By […***…]		FOB ORIGIN
0006A	Pass Through SA EDS Unit (CTX-5500) w/powered incline conveyor and baggage exit slide/conveyor	[…***…]	By […***…]		FOB ORIGIN
0006A	Pass Through SA EDS Unit (CTX-5500) w/powered incline conveyor and baggage exit slide/conveyor	[…***…]	By […***…]		FOB ORIGIN
0006A	Total Production Units	[…***…]

* Confidential Treatment Requested

b.  Period of Delivery

The period of delivery for this order is from the date of award through June 28, 2002.

5. Section G

a)  The following administration data applies to this order:

Contracting Officer

                   Federal Aviation Administration

                   Kimberley T. Branch, ASU-360

                   590 Herndon Parkway, Suite 120

                   Herndon, VA  20170-5232

                   Telephone (703) 796-7118

                   Fax (703) 707-5675

Contracting Officer’s Technical Representative (COTR)

                   Federal Aviation Administration

                   Ed Ocker, AAR-600

                   590 Herndon Parkway, Suite 120

                   Herndon, VA  20170-5232

                   Telephone (703) 796-7104

                   Fax (703) 707-5675

Quality Reliability Officer (QRO)

                   Federal Aviation Administration

                   Quality Reliability Officer (QRO)

                   Lindsey Humphrey, ASU-200

                   7151 Gateway Boulevard

                   Newark, CA  94560

                   Telephone (510) 739-2516

                   Fax (510) 739-6400

b.             This Delivery Order is funded in the amount of  $176,300,000.  This amount is considered the contract ceiling.  Unless modified by the Contracting Officer in writing, the Contractor may not exceed this ceiling except at its own risk (see clause in Contracting Officer’s letter dated February 19, 2002 — Limitation of Government Liability (Apr 1996

c.             The Contractor shall submit to the FAA Contracting Officer the serial numbers/ID numbers for each system delivered under this Delivery Order, at least one week prior to, but no later than, delivery of the system.

6.  Section H — Special Terms and Conditions

The following terms apply to this Delivery Order, number DTFA01-02-23001 only.

(1)          In the event the Contractor fails to meet the delivery schedule as provided herein, such failure will be considered in accordance with the Termination for Default clause (AMS 3.10.6-4(1996)).

(2)          The Contractor shall execute and perform all terms and conditions of the License Agreement contained in the Letter Contract under which this Delivery Order is executed.  Failure to adhere to the licensing agreement may result in the Government terminating the contract for default pursuant to the Termination for Default clause (AMS 3.10.6-4(1996)).

(3)           Payment Terms:

For CLIN 0001A, 0006A Production Units.

For units 1 through 100:

Up to 40% of the CLIN price at the time of order, but not to exceed the actual costs of long lead items.

70% of the CLIN price at satisfactory completion of Factory Acceptance Test (minus any previously paid long-lead items).  Satisfactory completion includes a signed form FAA-256, Inspection Report of Material and/or Services.

30% of the CLIN price at satisfactory completion of Site Acceptance Test, or 20% upon satisfactory completion of the Site Acceptance Test if the contractor is responsible for training, but not later than 90 days after successful completion of the Factory Acceptance Test.  Satisfactory completion includes a signed form FAA-256, Inspection Report of Material and/or Services.

10% of the CLIN price when the unit is fully operational, i.e., at the completion of Initial Operator Training, if the contractor is responsible for training.

For CLIN 00A1A, 00A6A Production Units.

InVision will submit a request for payment / invoice for actual costs incurred consistent with the quantities identified in Delivery Order #1.

7.  Defense Priority and Allocation Requirement

The TSA is seeking approval for use of, as a minimum, a DO rated order certified for national defense use.  It is anticipated that the approval will be forthcoming very quickly.  Once approved, the Contractor shall follow all the requirements of the Defense Priorities and Allocations System regulation (15 Code of Federal Regulations Part 700).

END OF DELIVERY ORDER